CONTACTS:

        Yoram Bibring                        Claudia Gatlin
        Fundtech Ltd.                        CMG International
        Tel: 1-201-946-1100                  Tel: 1-212-830-9080
        Email: yoramb@fundtech.com           Email: cmginternational@msn.com



                        ECH REPORTS THIRD QUARTER RESULTS


Jersey City, NJ, November 1, 2001 - Fundtech Ltd. (Nasdaq: FNDT), a leading provider of global payments and cash management solutions, today announced its financial results for the third quarter and nine months ended September 30, 2001.

Revenue for the third quarter was $10.6 million, slightly lower than the second quarter, and down 24% from the third quarter of 2000. The sequential decline is attributable to deals that were delayed in the aftermath of the September 11th attacks and several PAYplus for CLS(TM) contracts that were pushed out after the Continuous Link Settlement Bank announced an additional delay of the go-live date from the fourth quarter of 2001 until the second quarter of 2002.

Excluding restructuring and integration expense of $281,000, a provision for doubtful accounts of $3.1 million, unrealized losses on marketable securities of $6.0 million, and amortization charges attributable to acquisition-related goodwill and other intangible assets of $632,000, the adjusted net loss was $4.4 million, or $0.31 per share, compared with an adjusted net profit of $2.9 million, or $0.19 per share in the third quarter of 2000. Net loss for the third quarter was $14.4 million, or $1.02 per share, compared with a net profit of $2.1 million, or $0.15 per diluted share in the same period in 2000. The net loss was larger than originally anticipated due to a subsequent decision to transfer an additional $4.5 million in unrealized losses on investments from the equity section of the balance sheet to the "other expense" category.

"These results are in line with our revised guidance in terms of revenues and adjusted loss per share, and were derived from the momentum that was starting to build at the beginning of the third quarter. We have tremendous confidence in our long-term future despite the current weakness in license revenue," said Reuven Ben Menachem, Chairman and CEO of Fundtech.

Third quarter highlights:

     o Expanded our business with our existing customers, including a multi-million dollar payment system upgrade for one of our largest customers;

     o Closed 24 new deals and added 6 new bank customers: 4 in the U.S. and 2 in Europe;

     o Signed an additional PAYplus for CLS contract with Rabo Bank, bringing our total signed PAYplus for CLS contracts to 15; and

     o Continued strength in our Application Service Provider (ASP) operations, including profitability in our Swiss ASP and the booking of an additional $1.6 million of new business for our U.S. ASP and Contingency and Recovery services.

About Fundtech

Fundtech (www.fundtech.com) is a leading provider of global payments and cash management solutions by enabling businesses through their banks to electronically manage cash, process payments and transfer funds. The Company's client-server and Internet software products and services automate the process of transferring funds among corporations, banks and clearance systems and enable businesses to manage global cash positions efficiently and in real-time. Its solutions have been sold to more than 700 financial institutions around the globe.

Forward Looking Statements:

Statements included in this Release may contain forward-looking statements. Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may relate, but are not limited, to projections of revenues, income or loss, capital expenditures, plans for growth and future operations, competition and regulation as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. When used in this Release, the words, "estimates," "expects," "anticipates," "believes," "plans," "intends," and variations of such words and similar expressions are intended to identify forward-looking statements that involve risks and uncertainties. Future events and actual results could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. The factors that could cause actual results to differ materially from those discussed or identified from time to time in Fundtech's public filings, including general economic and market conditions, changes in regulations and taxes and changes in competition in pricing environment. Undo reliance should not be placed on these forward-looking statements, which are applicable only as of the date hereof. Fundtech undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this Release or to reflect the occurrence of unanticipated events.



PAYplus CLS is a trademark of the Fundtech Corporation. All other trademarks and service marks are properties of their respective owners.

                       FUNDTECH LTD. AND ITS SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
                                 (In Thousands)

                                                                       September 30,      December 31,
                                                                           2001               2000
                                                                       -------------      ------------
ASSETS                                                                  (Unaudited)
Current assets:
Cash & cash equivalents                                                 $   9,166           $ 18,116
Short- term bank deposit                                                       --              3,132
Marketable securities                                                      41,655             42,067
Trade receivables, net                                                     24,381             24,375
Other current assets                                                        1,265              2,719
                                                                        ---------           --------
Total current assets                                                       76,467             90,409

Long term trade receivables                                                 3,032              3,673
Long term lease deposits                                                      718                476
Property and equipment, net                                                 9,815             11,038
Other assets, net                                                          24,109             20,933
                                                                        ---------          ---------
Total assets                                                            $ 114,141          $ 126,529
                                                                        =========          =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Trade payables                                                            $ 1,460            $ 3,090
Accrued non-recurring expenses                                              1,425                 --
Deferred revenues and accrued expenses                                      9,540              3,479
                                                                        ---------           --------
Total current liabilities                                                  12,425              6,569

Other liabilities                                                             776                246
                                                                        ---------           --------
Total liabilities                                                          13,201              6,815
                                                                        ---------           --------
Shareholders' equity:
Share capital                                                                  42                 42
Additional paid-in capital                                                139,598            139,420
Accumulated other comprehensive loss                                         (903)            (3,951)
Deferred stock compensation                                                    --                (32)
Accumulated deficit                                                       (37,797)           (15,765)
                                                                        ---------           --------
Total shareholders' equity                                                100,940            119,714
                                                                        ---------           --------
Total liabilities and shareholders' equity                              $ 114,141          $ 126,529
                                                                        =========          =========

                       FUNDTECH LTD. AND ITS SUBSIDIARIES
          Condensed Consolidated Statements of Operations (Unaudited)
                (In Thousands, Except Share and Per Share Data)


                                                  Three Months Ended          Nine Months Ended
                                                    September 30,               September 30,
                                                   2001        2000           2001         2000
                                               ---------     -------       ---------     -------
Revenues:
Software license fees                            $ 3,861     $ 8,926        $ 14,643    $ 21,117
Maintenance and services fees                      6,630       4,728          19,897      12,920
Hardware sales                                        73         210             289       1,146
                                               ---------     -------       ---------     -------
Total Revenues                                    10,564      13,864          34,829      35,183
                                               ---------     -------       ---------     -------
Cost of revenues:
Software licenses costs                              223          83             824         145
Maintenance and services costs                     4,602       3,224          14,400       8,704
Hardware costs                                        58         163             231         913
                                               ---------     -------       ---------     -------
Total cost of revenues                             4,883       3,470          15,455       9,762
                                               ---------     -------       ---------     -------

Gross profit                                       5,681      10,394          19,374      25,421
                                               ---------     -------       ---------     -------
Operating expenses:
Software development                               5,479       4,828          14,426      13,162
Selling and marketing, net                         2,743       2,364           8,084       7,242
Amortization of acquisition-related
goodwill and other intangible assets                 632         625           1,885       1,831
General and administrative                         2,813       1,710           6,955       4,516
Provision for doubtful accounts                    3,053          89           3,410         535
Impairment charges                                    --          --           1,035          --
Non-recurring expenses                               281          --           2,719          --
                                               ---------     -------       ---------     -------
Total operating expenses                          15,001       9,616          38,514      27,286
                                               ---------     -------       ---------     -------

Operating income (loss)                           (9,320)        778         (19,140)     (1,865)

Impairment of marketable securities               (6,031)         --          (6,031)         --
Financial income, net                                915       1,366           3,139       4,372
                                               ---------     -------       ---------     -------
Net income (loss)                              $ (14,436)    $ 2,144       $ (22,032)    $ 2,507
                                               =========     =======       =========     =======

Net income (loss) per share:
Net income (loss) used in computing
income per share                               $ (14,436)    $ 2,144       $ (22,032)    $ 2,507
Basic income (loss) per share                    $ (1.02)     $ 0.15         $ (1.55)     $ 0.18
Diluted income (loss) per share                  $ (1.02)     $ 0.15         $ (1.55)     $ 0.17

Shares used in computing :
Basic income (loss) per share                 14,221,605  14,154,094      14,197,448  14,060,978
Diluted income (loss) per share               14,221,605  14,773,733      14,197,448  14,767,478

Adjusted net income per share [A] :
Adjusted net income (loss) used in
computing income per share                      $ (4,439)    $ 2,858        $ (6,952)    $ 4,873
Diluted adjusted income (loss)  per share        $ (0.31)     $ 0.19         $ (0.49)     $ 0.33

Shares used in computing :
Diluted income (loss) per share               14,221,605  14,773,733      14,197,448  14,767,478


Note: Certain prior period amounts have been reclassified to conform to current year presentation.

[A] The above presentation of adjusted net income per share has been adjusted to exclude the effects of "Amortization of acquisition-related goodwill and other intangible assets" and "Provision for doubtful accounts" in 2000 and 2001 and "Non-recurring expenses"; "Impairment charges"; and "Impairment of marketable securities" in 2001.

                       FUNDTECH LTD. AND ITS SUBSIDIARIES
         Pro Forma Consolidated Statements of Operations (Unaudited) [A]
                (In Thousands, Except Share and Per Share Data)

                                                  Three Months Ended          Nine Months Ended
                                                    September 30,               September 30,
                                                 2001          2000           2001        2000
                                               --------      -------        --------    --------
Revenues:
Software license fees                           $ 3,861      $ 8,926        $ 14,643    $ 21,117
Maintenance and services fees                     6,630        4,728          19,897      12,920
Hardware sales                                       73          210             289       1,146
                                               --------      -------        --------    --------
Total Revenues                                   10,564       13,864          34,829      35,183
                                               --------      -------        --------    --------
Cost of revenues:
Software licenses costs                             223           83             824         145
Maintenance and services costs                    4,602        3,224          14,400       8,704
Hardware costs                                       58          163             231         913
                                               --------      -------        --------    --------
Total cost of revenues                            4,883        3,470          15,455       9,762
                                               --------      -------        --------    --------

Gross profit                                      5,681       10,394          19,374      25,421
                                               --------      -------        --------    --------
Operating expenses:
Software development                              5,479        4,828          14,426      13,162
Selling and marketing, net                        2,743        2,364           8,084       7,242
General and administrative                        2,813        1,710           6,955       4,516
                                               --------      -------        --------    --------
Total operating expenses                         11,035        8,902          29,465      24,920
                                               --------      -------        --------    --------

Operating income (loss)                          (5,354)       1,492         (10,091)        501

Financial income, net                               915        1,366           3,139       4,372
                                               --------      -------        --------    --------
Net income (loss)                              $ (4,439)     $ 2,858        $ (6,952)   $  4,873
                                               ========      =======        ========    ========

Net income (loss) per share:
Net income (loss) used in computing
income per share                               $ (4,439)     $ 2,858        $ (6,952)    $ 4,873
Basic income (loss) per share                   $ (0.31)      $ 0.20         $ (0.49)     $ 0.35
Diluted income (loss) per share                 $ (0.31)      $ 0.19         $ (0.49)     $ 0.33

Shares used in computing :
Basic income (loss) per share                14,221,605   14,154,094      14,197,448  14,060,978
Diluted income (loss) per share              14,221,605   14,773,733      14,197,448  14,767,478


Note: Certain prior period amounts have been reclassified to conform to current year presentation.

[A] The above presentation of pro forma consolidated statement of operations has been adjusted to exclude the effects of "Amortization of acquisition-related goodwill and other intangible assets" and "Provision for doubtful accounts" in 2000 and 2001 and "Non-recurring expenses"; "Impairment charges"; and "Impairment of marketable securities" in 2001.